UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

September 8, 2017

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)
RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, California	92122 (Zip Code)

Registrant’s telephone number, including area code: (858) 677-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)

[_]    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Unsecured Revolving Credit Facility

On September 8, 2017, Retail Opportunity Investments Corp. (the “Company”), as the parent guarantor, and Retail Opportunity Investments Partnership, LP (the “Operating Partnership”), the operating partnership subsidiary of the Company, as the borrower, entered into a Second Amended and Restated Credit Agreement (the “Credit Agreement Amendment”) with KeyBank National Association, as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer, PNC Bank National Association and U.S. Bank National Association, as Co-Syndication Agents and the other lenders party thereto (the “lenders”).

Pursuant to the Credit Agreement Amendment, the lenders agreed to, among other things, (i) increase the aggregate commitments under the First Amended and Restated Credit Agreement dated as of August 29, 2012, as amended (the “Credit Agreement”), to $600 million and increase the possible additional commitments thereunder to an additional $600 million; and (ii) extend the initial maturity date of the Credit Agreement to September, 2021, subject to two six-month extension options, which may be exercised by the Operating Partnership upon satisfaction of certain conditions, including payment of extension fees.

The Credit Agreement Amendment also contained certain modifications to the covenants contained in the Credit Agreement, including the removal of affirmative and negative covenants limiting investments, burdensome agreements, prepayments of indebtedness and stock repurchases. Additionally, the Credit Agreement Amendment removed the following financial covenants: (i) the limitation on minimum consolidated tangible net worth; (ii) the limitation on consolidated unencumbered interest coverage ratio; and (iii) the limitation on consolidated secured recourse indebtedness. Other financial covenants were amended as follows: (i) the previous covenant limiting quarterly distributions was replaced with a limitation on Restricted Payments (as defined in the Credit Agreement Amendment) by the Operating Partnership or its subsidiaries after the occurrence and during the continuance of any event of default, subject to certain exceptions, including payments required to maintain the Company’s REIT status; (ii) permitting up to three elections by the Operating Partnership to allow the Company’s consolidated leverage ratio (expressed as a percentage) to be as high as 65% for a period of up to two consecutive fiscal quarters immediately following a Material Acquisition (as defined in the Credit Agreement Amendment); and (iii) permitting up to three elections by the Operating Partnership to allow the Company’s consolidated unencumbered leverage ratio (expressed as a percentage) to be as high as 65% for a period of up to two consecutive fiscal quarters immediately following a Material Acquisition (as defined in the Credit Agreement Amendment).

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the text of such agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Term Loan Facility

On September 8, 2017, the Company, as the Parent Guarantor, and the Operating Partnership, as the Borrower, entered into a First Amended and Restated Term Loan Agreement (the “Term Loan Agreement Amendment”) with KeyBank National Association, as Administrative Agent, BMO Capital Markets and Regions Bank, as Co-Syndication Agents, Capital One, National Association, as Documentation Agent, and the other lenders party thereto.

Pursuant to the Term Loan Agreement Amendment, the lenders agreed to, among other things, extend the maturity date of the Term Loan Agreement, dated as of September 29, 2015, as amended (the “Term Loan Agreement”), to September, 2022, while maintaining the current aggregate commitments under the Term Loan Agreement of $300 million and the possible additional commitments of $200 million.

The Term Loan Agreement Amendment also contained certain modifications to the covenants contained in the Term Loan Agreement, including the removal of affirmative and negative covenants limiting investments, burdensome agreements, prepayments of indebtedness and stock repurchases. Additionally, the Term Loan Agreement Amendment removed the following financial covenants: (i) the limitation on minimum consolidated tangible net worth; (ii) the limitation on consolidated unencumbered interest coverage ratio; and (iii) the limitation on consolidated secured recourse indebtedness. Other financial covenants were amended as follows: (i) the previous covenant limiting quarterly distributions was replaced with a limitation on Restricted Payments (as defined in the Term Loan Agreement Amendment) by the Operating Partnership or its subsidiaries after the occurrence and during the continuance of any event of default, subject to certain exceptions, including payments required to maintain the Company’s REIT status; (ii) permitting up to three elections by the Operating Partnership to allow the Company’s consolidated leverage ratio (expressed as a percentage) to be as high as 65% for a period of up to two consecutive fiscal quarters immediately following a Material Acquisition (as defined in the Term Loan Agreement Amendment); and (iii) permitting up to three elections by the Operating Partnership to allow the Company’s consolidated unencumbered leverage ratio (expressed as a percentage) to be as high as 65% for a period of up to two consecutive fiscal quarters immediately following a Material Acquisition (as defined in the Term Loan Agreement Amendment).

The foregoing description of the Term Loan Agreement Amendment is qualified in its entirety by reference to the text of such agreement attached as Exhibits 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement, dated as of September 8, 2017, by and among Retail Opportunity Investments Corp., as the guarantor, and Retail Opportunity Investments Partnership, LP, as the borrower, KeyBank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer, PNC Bank National Association and U.S. Bank National Association, as Co-Syndication Agents and the other lenders party thereto.

10.2	Amended and Restated Term Loan Agreement, dated as of September 29, 2015, by and among Retail Opportunity Investments Corp., as the Parent Guarantor, Retail Opportunity Investments Partnership, LP, as the Borrower, KeyBank National Association, as Administrative Agent, BMO Capital Markets and Regions Bank, as Co-Syndication Agents, Capital One, National Association, as Documentation Agent, and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2017	RETAIL OPPORTUNITY INVESTMENTS CORP.

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

Dated: September 13, 2017	RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer